SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 25, 1998
                                                        -----------------


                               Intelligroup, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                  0-20943                     11-2880025
--------------------------------------------------------------------------------
      (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                      Identification No.)
     of Incorporation)


499 Thornall Street, Edison, New Jersey                              08837
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


                                 (732) 590-1600
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 5.     OTHER EVENTS.

          On November 25, 1998, Intelligroup, Inc. (the "Company"), consummated the acquisition (the "Acquisition") of all of the shares of outstanding capital stock of each of Azimuth Consulting Limited, Azimuth Holdings Limited, Braithwaite Richmond Limited and Azimuth Corporation Limited, each a company formed pursuant to the laws of New Zealand (the "Azimuth Companies"). As a result of the Acquisition, each of the Azimuth Companies became a wholly-owned subsidiary of the Company. The parties intend for such transaction to be accounted for as a pooling of interests. The principal activity of each of the Azimuth Companies is providing business and management consultancy services.

          In determining the purchase price, the Company considered, among other factors: (i) the composition of the Azimuth Companies' assets; (ii) the business, operations and prospects of the Azimuth Companies; (iii) the financial statements and other relevant financial and operating data of the Azimuth Companies; (iv) the historical and projected financial information prepared by the management of the Azimuth Companies; and (v) the past and projected revenues generated from the customers of the Azimuth Companies.

          The purchase price consisted of the issuance of an aggregate of 902,928 restricted shares of the Company's Common Stock, $0.01 par value per share, to David Anthony Stott and Alexander Graham Wilson, the sole shareholders of each of the Azimuth Companies. The Company has agreed to use its best efforts to register the shares of the Company's Common Stock issued to Messrs. Stott and Wilson pursuant to a registration statement on Form S-3 no later than February 28, 1999.

     ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

(a) FINANCIAL INFORMATION OF BUSINESSES ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION (UNAUDITED).

Not applicable.

(c) EXHIBITS.

Exhibit No.                               Description of Exhibit
-----------                               ----------------------

10.1 * Purchase and Sale Agreement dated as of November 25, 1998, among Intelligroup, Inc., a New Jersey corporation, and the shareholders of each of Azimuth Consulting Limited, Azimuth Holdings Limited, Braithwaite Richmond Limited and Azimuth Corporation Limited, each a company formed pursuant to the laws of New Zealand.


* The schedules and exhibits to this document are not being filed herewith because the Company believes that the information contained therein should not be considered material to an investment decision in the Company. The Company agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.

                                  SIGNATURES
                                  ----------



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Intelligroup, Inc.


                                      By: /s/Stephen A. Carns
                                          -------------------
                                          Stephen A. Carns, President and Chief
                                             Executive Officer (Principal
                                             Executive Officer)


Date:  December 8, 1998